SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934
(AMENDMENT NO.)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[X]     Preliminary Proxy Statement

[ ]     Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]     Definitive Proxy Statement
[ ]     Definitive Additional Materials
[ ]     Soliciting Material Pursuant to Section 240.14a-12

FRANKLIN REAL ESTATE SECURITIES TRUST

(NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

N/A
---

(NAME OF PERSON(S) FILING PROXY STATEMENT IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1) Title of each class of securities to which transaction applies:_____________

2) Aggregate number of securities to which transaction applies:________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed:

     FRANKLIN REAL ESTATE SECURITIES FUND,

A SERIES OF Franklin REAL ESTATE SECURITIES Trust

IMPORTANT SHAREHOLDER INFORMATION

     These materials are for a Special Meeting of Shareholders of Franklin Real Estate Securities Fund, a series of Franklin Real Estate Securities Trust (the “Fund”), scheduled for May 12, 2009 at 2:00 p.m., Pacific Time. The enclosed materials discuss the proposal (the “Proposal”) to be voted on at the meeting, and contain the Notice of Special Meeting, proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how you wish to vote on important issues relating to the Fund. If you specify a vote on the Proposal, your proxy will be voted as you indicate. If you simply sign, date and return the proxy card, but do not specify a vote on the Proposal, your proxy will be voted “FOR” the Proposal.

     We urge you to spend a few minutes reviewing the Proposal in the proxy statement. Then, please fill out and sign the proxy card and return it to us so that we know how you would like to vote. When shareholders return the proxy card promptly, the Fund may be able to save money by not having to conduct additional solicitations, including other mailings. PLEASE COMPLETE, SIGN AND RETURN the proxy card you receive.

      We welcome your comments. If you have any questions, call Fund Information at 1-800/DIAL BEN® (1-800/342-5236).

TELEPHONE AND INTERNET VOTING For your convenience, you may be able to vote by telephone or through the Internet, 24 hours a day. If your account is eligible, separate instructions are enclosed.

FRANKLIN REAL ESTATE SECURITIES FUND,

A SERIES OF FRANKLIN REAL ESTATE SECURITIES Trust

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

     A Special Meeting of Shareholders (the “Meeting”) of the Franklin Real Estate Securities Fund (the “Fund”), a series of Franklin Real Estate Securities Trust (the “Trust”), will be held at the Trust’s offices located at One Franklin Parkway, San Mateo, California 94403-1906 on May 12, 2009 at 2:00 p.m., Pacific Time.

     During the Meeting, shareholders of the Fund will vote on the following Proposal:

•	To approve a change in the Fund’s classification from a “diversified” to a “non-diversified” fund.

     By Order of the Board of Trustees,

     Karen L. Skidmore

      Vice President

February [_], 2009

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON MAY 12, 2009. The Fund’s Notice of Special Meeting of Shareholders, proxy card and proxy statement are available on the Internet at [______].

Please sign and promptly return your proxy card in the enclosed self-addressed envelope regardless of the number of shares you own.

PROXY STATEMENT

TABLE OF CONTENTS

Page
Information About Voting	[]
Who is asking for my vote?	[]
Who is eligible to vote?	[]
On what issue am I being asked to vote?	[]
How does the Board of the Trust recommend that I vote?	[]
How do I ensure that my vote is accurately recorded?	[]
May I revoke my proxy?	[]
What if my shares are held in a brokerage account?	[]

Proposal:	To Approve a Change in Franklin Real Estate Securities Fund’s Classification from a “Diversified” to a “Non-Diversified” Fund	[]
Additional Information About the Fund		[]
Further Information About Voting and the Meeting		[]

Exhibits

Exhibit A –	Outstanding Shares and Classes of the Fund as of February 12, 2009, the Record Date	A-1
Exhibit B –	Entities Owning Beneficially More Than 5 Percent of the Outstanding Shares of Any Class of the Fund	B-1

FRANKLIN REAL ESTATE SECURITIES FUND,

A SERIES OF Franklin REAL ESTATE SECURITIES Trust

PROXY STATEMENT

•	INFORMATION ABOUT VOTING

     Who is asking for my vote?

     The Board of Trustees (the “Board”) of Franklin Real Estate Securities Trust (the “Trust”), on behalf of Franklin Real Estate Securities Fund (the “Fund”), in connection with a Special Meeting of Shareholders of the Fund to be held on May 12, 2009 (the “Meeting”), have requested your vote.

     Who is eligible to vote?

     Shareholders of record at the close of business on February 12, 2009, are entitled to be present and to vote at the Meeting or any adjournment thereof. Each share of record of the Fund is entitled to one vote (and a proportionate fractional vote for each fractional share) on the matter presented at the Meeting. The Notice of Special Meeting, the proxy card and the proxy statement were first mailed to shareholders of record on or about February [ ], 2009.

     On what issues am I being asked to vote?

     Shareholders are being asked to vote on the following Proposal:

•	To approve a change in the Fund’s classification from a “diversified” to a “non-diversified” fund.

     How does the Board of the Trust recommend that I vote?

     The Board unanimously recommends that you vote:

•	FOR the approval of the change in the Fund’s classification from a “diversified” to a “non-diversified” fund.

     How do I ensure that my vote is accurately recorded?

     You may attend the Meeting and vote in person or you may complete and return the enclosed proxy card. If you are eligible to vote by telephone or through the Internet, separate instructions are enclosed.

Proxy cards that are properly signed, dated and received at or prior to the Meeting will be voted as specified. If you specify a vote on the Proposal, your proxy card will be voted as you indicate. If you simply sign, date and return the proxy card, but do not specify a vote on the Proposal, your shares will be voted FOR the Proposal.

     May I revoke my proxy?

     You may revoke your proxy at any time before it is voted by forwarding a written revocation or a later-dated proxy to the Fund that is received by the Fund at or prior to the Meeting, or by attending the Meeting and voting in person.

     What if my shares are held in a brokerage account?

     If your shares are held by your broker, in order to vote in person at the Meeting, you will need to obtain a “Legal Proxy” from your broker and present it to the Inspector of Election at the Meeting. Also, in order to revoke your proxy, you may need to forward your written revocation or a later-dated proxy card to your broker rather than to the Fund.

•	PROPOSAL: TO APPROVE A CHANGE IN THE FUND’S CLASSIFICATION FROM A “DIVERSIFIED” TO A “NON-DIVERSIFIED” FUND.

     The Investment Company Act of 1940, as amended (the “1940 Act”), requires each investment company to recite in its registration statement its status as either a “diversified” or “non-diversified” fund. If a fund is “diversified,” it may not purchase the securities of any one issuer if, at the time of purchase, with respect to 75% of the fund’s total assets, more than 5% of its total assets would be invested in securities of that issuer, or the fund would own or hold more than 10% of the outstanding voting securities of that issuer. Up to 25% of a fund’s total assets may be invested without regard to these limitations. Under the 1940 Act, these limitations do not apply to securities issued or guaranteed as to principal or interest by the U.S. government or any of its agencies or instrumentalities, or to the securities of other investment companies.

The Fund is currently classified as a “diversified” fund and has the following fundamental investment restriction regarding diversification:

The Fund may not: Purchase the securities of any one issuer (other than the U.S. government or any of its agencies or instrumentalities or securities of other investment companies, whether registered or excluded from registration under Section 3(c) of the 1940 Act) if immediately after such investment (i) more than 5% of the value of the Fund’s total assets would be invested in such issuer or (ii) more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that up to 25% of the value of the Fund’s total assets may be invested without regard to such 5% and 10% limitations.

Fund management and the Board recommend that the Fund be reclassified as a “non-diversified” fund, which would include the elimination of its current fundamental investment restriction regarding diversification. As a “non-diversified” fund, the Fund could invest a greater portion of its assets in any one issuer and invest overall in a smaller number of issuers than a “diversified” fund. Fund management believes that the flexibility of the Fund to make more concentrated investments (i.e., to be able to invest to a greater extent in the securities of one or more issuers than if the Fund remained diversified) will be important to the Fund. This proposed change in the Fund’s classification is needed to allow the Fund’s portfolio management team to follow the more traditional sector management that such team currently uses with two other U.S. registered Franklin Templeton real estate sector funds it manages. Each of these two other funds is classified as non-diversified. This sector management style involves, in part, greater emphasis on real estate investment trusts (“REITs”) than had been previously employed by the portfolio management team1. Because of the greater emphasis on REITs, the universe of eligible investments is somewhat smaller than it had been previously.

1. Effective February 1, 2008, day-to-day management of the Fund’s portfolio transitioned from Franklin Advisers, Inc. to Franklin Templeton Institutional, LLC (“FT Institutional”), the Fund’s current investment manager.

In addition, in order for the Fund to be able to outperform its benchmark index (S&P/Citigroup BMI U.S. Property Index), FT Institutional believes it may need, from time to time, to be able to overweight the Fund’s investments in some of the larger issuers found in the Fund’s benchmark index. For example, the four largest issuers in the benchmark index currently each comprise greater than 5% of the index weighting. In the past there were also many more large cap issuers in the REIT universe; however, beginning in February 2007, the number of large cap issuers began to diminish, which caused the index weightings of the remaining large cap issuers to increase. Finally, many of the Fund’s peer funds are “non-diversified” and Fund management believes the Fund’s ability to take larger positions in certain investments will enhance its ability to compete with its peer funds.

     The Fund’s classification as a “diversified” fund and its current fundamental investment policy on diversification set forth above may not be changed or eliminated without shareholder approval. Therefore, shareholders of the Fund are being asked to approve the change of the Fund’s classification to “non-diversified” (which includes the elimination of its current fundamental investment restriction regarding diversification).

      What effect will changing the Fund’s status from “diversified” to “non-diversified” have on the Fund?

     If the proposed change to the Fund’s status from a “diversified” to a “non-diversified” fund is approved (which includes the elimination of its current fundamental investment restriction regarding diversification), the Fund would likely invest a greater portion of its assets in fewer issuers. As a result, the Fund may be more sensitive to economic, business and political or other changes affecting similar issuers or securities, which may result in greater fluctuation in the value of the Fund’s shares. However, the Fund intends to continue to meet the tax diversification requirements applicable to investment companies under Subchapter M of the Internal Revenue Code of 1986. Thus, the Fund, as non-diversified, would be permitted to increase the amount of its investments that are greater than 5% in any one issuer to up to 50% of its assets rather than the 25% limit imposed by the 1940 Act on diversified funds.

               The Board Unanimously RecommendS

that Shareholders Vote FOR THE Proposal.

•	ADDITIONAL INFORMATION ABOUT THE FUND

The Investment Manager. The investment manager for the Fund is FT Institutional, with offices at 600 Fifth Avenue, New York, NY 10020. Pursuant to an investment management agreement with the Trust, on behalf of the Fund, FT Institutional manages the investment and reinvestment of the Fund’s assets. FT Institutional is an indirect, wholly owned subsidiary of Franklin Resources, Inc. (“Resources”).

The Administrator. The administrator of the Fund is Franklin Templeton Services, LLC (“FT Services”), with offices at One Franklin Parkway, San Mateo, California 94403-1906 and 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, Florida 33394-3091. FT Services is an indirect, wholly-owned subsidiary of Resources and an affiliate of FT Institutional.

     The Underwriter. The principal underwriter for the Fund is Franklin Templeton Distributors, Inc., One Franklin Parkway, San Mateo, California 94403-1906.

     The Transfer Agent. The transfer agent and shareholder servicing agent for the Fund is Franklin Templeton Investor Services, LLC, located at 3344 Quality Drive, Rancho Cordova, CA 95670-7313.

     The Custodian. The custodian for the Fund is Bank of New York, Mutual Funds Division, 100 Church Street, New York, NY 10286.

     Other Matters. The Fund’s audited financial statements and annual report for its last completed fiscal year, and any subsequent semi-annual report to shareholders, are available free of charge. To obtain a copy, please call 1-800/DIAL BEN® (1-800-342-5236) or forward a written request to Franklin Templeton Investor Services, LLC, P.O. Box 33030, St. Petersburg, Florida 33733-8030.

     Principal Shareholders. The outstanding shares and classes of the Fund as of February 12, 2009, the Record Date, are set forth in Exhibit A.

     From time to time, the number of shares held in “street name” accounts of various securities dealers for the benefit of their clients may exceed 5% of the total shares outstanding of any class of the Fund. To the knowledge of Fund management, as of February 12, 2009, there were no other entities, except as set forth in Exhibit B, owning beneficially more than 5% of the outstanding shares of any class of the Fund.

     In addition, to the knowledge of Fund management, as of February 12, 2009, no Board member of the Fund owned 1% or more of the outstanding shares of the Fund.

     Contacting the Board. If a shareholder wishes to send a communication to the Board, such correspondence should be in writing and addressed to the Board at the Trust’s offices as follows: One Franklin Parkway, San Mateo, California 94403-1906, Attention: Secretary. The correspondence will be given to the Board for its review and consideration.

•	FURTHER INFORMATION ABOUT VOTING AND THE MEETING

     Solicitation of Proxies. Your vote is being solicited by the Board. The cost of soliciting proxies, including the fees of a proxy soliciting agent, will be borne by FT Institutional or its affiliates. Brokerage firms and others are reimbursed for their expenses in forwarding proxy materials to the beneficial owners and soliciting them to execute proxies. The Fund expects that the solicitation will be primarily by mail, but may also include telephone, facsimile, electronic or other means of communication. In addition, certain officers and representatives of the Trust or its affiliates and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone or personally.

     Computershare (the “Solicitor”) has been engaged to assist in the solicitation of proxies at an estimated cost of $29,000 and $35,000, plus expenses. As the date of the Meeting approaches, certain Fund shareholders may receive a telephone call from a representative of the Solicitor if their votes have not yet been received.

     Authorization to permit the Solicitor to execute proxies may be obtained by telephonic instructions from shareholders of the Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. The Board believes that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

     In all cases where a telephonic proxy is solicited, the Solicitor representative is required to ask for each shareholder’s full name and address and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the Solicitor representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to the Solicitor, then the Solicitor may ask for the shareholder’s instructions on the Proposal. Although the Solicitor representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the proxy statement. The Solicitor will record the shareholder’s instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm their vote and asking the shareholder to call the Solicitor immediately if their instructions are not correctly reflected in the confirmation.

     If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone, the shareholder may still submit the proxy card originally sent with the proxy statement by mail, by Internet, or by telephone instruction, or attend in person.

     Quorum. Forty percent (40%) of the outstanding shares of the Fund entitled to vote at the Meeting, present in person or represented by proxy, constitutes a quorum at the Meeting for purposes of acting upon the Proposal.

     Method of Tabulation. Abstentions and broker non-votes will be treated as votes present at the Meeting, but will not be treated as votes cast, and therefore may have the same effect as a vote “against” the Proposal. The Proposal requires that shareholders of the Fund approve the Proposal by the affirmative vote of the lesser of: (i) 67% or more of the voting securities present in person or represented by proxy at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund.

     Adjournment. The Meeting, whether or not a quorum is present, may be adjourned from time to time for any reason whatsoever by vote of the holders of a majority of the shares present (in person or by proxy and entitled to vote at the Meeting) or by the chairperson of the Board, the president of the Trust, in the absence of the chairperson of the Board, or any vice president or other authorized officer in the absence of the president. Such authority to adjourn the Meeting may be used in the event that a quorum is not present at the Meeting, or in the event that a quorum is present but sufficient votes have not been received to approve the Proposal, or for any other reason consistent with applicable state law and the Trust’s By-Laws, including to allow for the further solicitation of proxies. Any adjournment may be made with respect to any business which might have been transacted at the Meeting, and any adjournment will not delay or otherwise affect the effectiveness and validity of any business transacted at the Meeting prior to adjournment. The persons designated as proxies may use their discretionary authority to vote as instructed by management of the Fund on questions of adjournment and on any other proposals raised at the Meeting to the extent permitted by the proxy rules of the U.S. Securities and Exchange Commission (“SEC”), including proposals for which management of the Fund did not have timely notice, as set forth in the SEC’s proxy rules.

     Shareholder Proposals. The Trust is not required and does not intend to hold regular annual meetings of shareholders. A shareholder who wishes to submit a proposal for consideration for inclusion in the Trust’s proxy statement for the next meeting of shareholders of the Trust should send his or her written proposal to the Trust’s offices at: One Franklin Parkway, San Mateo, California 94403-1906, Attention: Secretary. Such proposal must be received within a reasonable time before the Trust begins to print and send its proxy materials for such meeting in order to be included in the Trust’s proxy statement and proxy card relating to that meeting and presented at the meeting. A shareholder proposal may be presented at a meeting of shareholders only if such proposal concerns a matter that may be properly brought before the meeting under applicable federal proxy rules, state law and the Trust’s governing instruments.

     Submission of a proposal by a shareholder does not guarantee that the proposal will be included in the Trust’s proxy statement or presented at the meeting.

     The Board is not aware of any business, other than the matters described above, to come before the Meeting. However, should any other matter requiring a vote of shareholders arise, including any questions as to an adjournment or postponement of the Meeting, or of which the Board was not given reasonable notice in advance of mailing these materials, the persons designated as proxies named on the enclosed proxy cards will vote on such matters in accordance with the views of management.

                         By Order of the Board of Trustees,

                         Karen L. Skidmore, Vice President

February [_], 2009

1

Exhibit A

Outstanding Shares and Classes of the Fund as of February 12, 2009, the Record Date

[Insert]

A-1

Exhibit B

Entities Owning Beneficially More Than 5 Percent of

the Outstanding Shares of Any Class of the Fund

[Insert]

B-1

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

PLEASE SIGN, DATE AND RETURN YOUR
PROXY TODAY

PROXY                                                        PROXY

SPECIAL MEETING OF SHAREHOLDERS

FRANKLIN REAL ESTATE SECURITIES FUND

May 12, 2009

The undersigned hereby revokes all previous proxies for his/her shares of Franklin Real Estate Securities Fund ("Real Estate Fund") and appoints Craig S. Tyle, Steven J. Gray, David P. Goss and Karen L. Skidmore, and each of them, proxies of the undersigned with full power of substitution to vote all shares of Real Estate Fund that the undersigned is entitled to vote at Real Estate Fund's Special Meeting of Shareholders ("Special Meeting") to be held at One Franklin Parkway, San Mateo, California 94403-1906 at 2:00 p.m., Pacific time on May 12, 2009, including any postponements or adjournments thereof, upon the matter set forth below and instructs them to vote upon any other matters that may properly be acted upon at the Special Meeting.

This proxy is solicited on behalf of the Board of Trustees of Franklin Real Estate Securities Trust ("Trust") on behalf of Real Estate Fund. It will be voted as specified. If no specification is made, this proxy shall be voted FOR Proposal 1. If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management.

IMPORTANT: PLEASE SEND IN YOUR PROXY TODAY.

You are urged to date and sign this proxy and return it promptly. This will save the expense of follow-up letters to shareholders who have not responded.

VOTE VIA THE INTERNET: www.franklintempleton.com
VOTE VIA TELEPHONE: 1-800-241-6192
CONTROL NUMBER:

Note: Please sign exactly as your name appears on the proxy. If signing for estates, trusts or corporations, your title or capacity should be stated. If shares are held jointly, one or more joint owners should sign personally.

Signature

Signature

                    , 2009
Date

(Please see reverse side)

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

PLEASE SIGN, DATE AND RETURN YOUR

PROXY TODAY

The Board of TRUSTEEs unanimously recommends THAT YOU vote in favor of Proposal 1.

	FOR	AGAINST	ABSTAIN
1. To approve the change in the Real Estate Fund's classification from a "diversified" to a "non-diversified" Fund.	[ ]	[ ]	[ ]

IMPORTANT: PLEASE SIGN AND MAIL IN YOUR PROXY…TODAY

PLEASE SIGN AND PROMPTLY RETURN IN THE ACCOMPANYING ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE U.S.